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                                                                 EXHIBIT 10.13.2


                                                             [FINOVA LETTERHEAD]


VIA FAX AND U.S. MAIL

March 1, 1999


James M. Thomson
Vice President of Finance
 & Chief Financial Officer
Rockford Corporation
546 South Rockford Drive
Tempe, Arizona  85281

         RE:      AMENDMENT #2 TO LOAN AND SECURITY AGREEMENT

Dear Jim:

         This letter will confirm our conversation of February 24, 1999.

         Section 3.1.1b of the First Amendment to the loan and security agreement dated December 30, 1998 is amended to delete the following words "(after first deducting from such eligible Receivables a dilution reserve to account for dilution in excess of five percent (5%) to be established at Lender's sole discretion and to be adjusted quarterly at Lender's sole discretion on a trailing twelve-month basis)."

         Add Section 3.1.3b - establish a new sublimit of the revolving lines to issue letters of credit (standby-or commercial) in an amount up to $3 million.

         Section 13.14 of the Loan and Security Agreement dated June 20, 1997 is revised to delete the minimum EBITDA amount of $3 million, and replace it with a minimum EBITDA of $7 million at 6/30/99 and $8 million at 12/31/99.

         All other terms and conditions of the above agreements remain unchanged. Please sign, date and fax back a copy indicating your agreement with the above. I will forward an original copy by regular mail.

                                    Sincerely,

                                    [FINOVA] Capital Corporation

                                    /s/
                                    Kurt Duerfeldt
                                    Vice President
                                    Portfolio Manager
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                                                             [FINOVA Letterhead]

James M. Thompson
March 1, 1999

Page Two



Amendment #2 to Loan and Security Agreement

Agreed and accepted


ROCKFORD CAPITAL CORPORATION,
an Arizona Corporation


By: /s/
   ____________________________________

Name:  Vice President Finance & CFO
Title: James M. Thomson
Date:  March 10, 1999
       ________________________________